BUILDERS FIXED INCOME FUND, INC.

                       Supplement Dated December 20, 2002
         To The Statement of Additional Information Dated April 30, 2002


There is a change to the section "MANAGEMENT OF THE FUND" to the Statement of Additional Information for the Builders Fixed Income Fund, Inc. Mr. Douglas J. McCarron should be listed in the table titled "Interested Directors and Officers" as an interested Director. The information relating to Mr. McCarron remains unchanged.

Mr. Dennis F. Penkalski should be listed in the table titled "Independent Directors" and the information relating to Mr. Penkalski remains unchanged. He is no longer deemed an interested Director.